SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 22, 2002
(Date of Earliest Event Reported)

Royal Finance, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida	0-26307	65-0827278
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Clematis Street, Suite 3000 West Palm Beach, FL		33401
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (561)-651-7336

Table of Contents

Page
Item 1. Changes in Control of Registrant	3
Item 2. Acquisition or Disposition of Assets	3
Item 3. Bankruptcy or Receivership	3
Item 4. Changes in Registrant’s Certifying Accountants	3
Item 5. Other Events and Regulation FD Disclosure	3
Item 6. Resignations of Directors and Executive Officers	3
Item 7. Financial Statements and Exhibits	4
Item 8. Changes in Fiscal Year	4

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Not applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Not applicable.

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

The Company, at a board meeting duly called and held on April 18, 2002, authorized an amendment to the Company's Article III of its Articles of Incorporation, which Article of Amendment to the Articles of Incorporation is attached as Exhibit 3(i)a hereto. The amendment to the Company's Articles of Incorporation was approved with the consent of the majority of the issued and outstanding shares pursuant to section 607.0705 of Title XXXVI of the Florida Statutes.

The Company in this current report discloses information, that the Company deems of importance to its security holders. The Company discloses under this item the following nonpublic information required to be disclosed by Regulation FD:

The Company's Board has determined after careful consideration of its present operations, that it is in the best interest of its shareholders to expand its business strategy to include the pursuit of new business opportunities. The goal is to develop and/or acquire interests in privately-held companies that are in the development-stage and are focused on biotechnology and related businesses. The Company also plans on offering specialized business services to companies in these business areas. Further, the Company intends to strategically invest in other companies that have demonstrated synergies with biotechnology companies and related businesses, and with companies in its existing business.

The Company, from time to time, shall also seek opportunities to provide capital, or otherwise arrange for third party financing to support our business strategy and the business objectives of the entities in which we may acquire an interest or to which we provide specialized business services. The Company expects to develop and refine its product and service offerings.

ITEM 6. RESIGNATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

The Company received the written resignation of Douglas Meyers, as director of the Company. The resignation was effective February 28, 2002. The resignation of Douglas Meyers is attached as exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Description of Exhibit	Page
17.3 Letter on Director Resignation-Douglas Meyers	5
3(i)a Articles of Amendment To The Articles of Incorporation	6

ITEM 8. CHANGE IN FISCAL YEAR

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Finance, Inc.
By: /s/ Thomas J. Craft, Jr.
President and Director
Date: April 29, 2002

Exhibit 17.3 Letter on Director Resignation-Douglas Meyers

Royal Finance, Inc.
301 Clematis Street, Suite 3000
West Palm Beach, FL 33415

April 24, 2002

Resignation from the Board of Directors of Royal Finance, Inc.

Effective February 28, 2002, I hereby resign from the Board of Directors of Royal Finance, Inc.

/s/ Douglas Meyers
Director

Exhibit 3(i)a

H02000090638

Articles of Amendment
To The Articles of Incorporation
of
Royal Finance Inc.

Pursuant to the provisions of Section 607.1006, Florida Statutes, the undersigned corporation, Royal Finance Inc. (P98000090003) adopts the following Articles of Amendment to its Articles of Incorporation.

Article I. Amendment

The Articles of Incorporation of the Corporation are amended as follows:

Article III is deleted in its entirety and replaced with the following:

Article III.

The Corporation shall have the authority to issue 250,000,000 shares of common stock, par value $.001 per share. In addition, the Corporation shall have the authority to issue 50,000,000 shares of nonvoting common stock, par value $.001 per share which may be divided into series and with the preferences, limitations and relative rights determined 6y the Board of Directors. In addition, the Corporation shall have the authority to' issue 10,000,000 shares of preferred stock, par value $.001 per share which may be divided into series and with the preferences, limitations and relative rights determined by the Board of Directors.

Article II. Date Amendment Adopted

The amendment set forth in these Articles of Amendment was adopted April 18, 2002 by the Board of Directors.

Article III. Shareholder Approval of Amendment

The amendment set forth in these Articles of Amendment was proposed by the Corporation's Board of Directors and approved by the shareholders by a vote sufficient for approval of the amendment.

The undersigned executed this document on the date shown below.

Royal Finance, Inc.
By: /s/ Thomas J. Craft, Jr.
Title: President
Date: 4-19-2002